Van Wagoner Funds

are now

Embarcadero Funds

SUPPLEMENT DATED SEPTEMBER 29, 2008 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 11, 2008

This Supplement updates certain information contained in the Van Wagoner Funds’ Prospectus and Statement of Additional Information dated April 11, 2008 (as supplemented on May 1, 2008, May 15, 2008 and June 19, 2008). You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

New Developments and Important News for Shareholders

On September 26, 2008, shareholders of the Funds voted to approve several important changes, including new advisory arrangements for some Funds. These changes are part of the Board’s ongoing initiatives designed to benefit investors by improving performance and reducing expenses over time.

At the shareholder meeting, shareholders approved new advisory arrangements for two Funds with Van Wagoner Capital Management, Inc. (“VWCM”) and Husic Capital Management (“Husic”). The new advisory agreements will be effective October 1, 2008, and these Funds’ investment programs will change at that time.

Following shareholder approval on September 26, 2008, Growth Opportunities Fund was reorganized into Emerging Growth Fund (which will be renamed Small-Cap Growth Fund).

Also, beginning October 15, 2008, the Van Wagoner Funds will be known as the Embarcadero Funds. Each Fund’s name will also change. The Funds’ new names, tickers, advisory arrangements and strategies appear below.

Fund	Former Name	Advisory Structure	New Strategy
All-Cap Growth Fund (EMALX)	Small-Cap Growth Fund	Adviser: VWCM Subadviser: Husic	Classic Growth
Small-Cap Growth Fund (EMSMX)	Emerging Growth Fund	Adviser: VWCM Subadviser: Husic	Small-Cap Growth

Prior supplements to the Prospectus contain information about these Funds’ new investment programs, the risks associated with those programs, VWCM and Husic, as well as the Funds’ portfolio managers.

In addition, Post-Venture Fund will be renamed Large-Cap Growth Fund (ticker: EMLGX), Technology Fund will be renamed Focused Opportunities Fund (ticker: EMFOX) and Mid-Cap Growth Fund will be renamed Alternative Strategies Fund (ticker: EMASX). For these Funds, the shareholder meeting was adjourned to October 23, 2008 in order to permit additional solicitation concerning the new advisory arrangements proposed for these Funds and other matters. Until shareholders approve the proposed advisory arrangements for these three Funds, the Officers and Board of Directors will continue to oversee their investment programs and they will continue to invest primarily in high quality short-term money market funds or instruments.

Future statements and documents will have the Funds’ new names. The Funds will also have a new website address where you can find more information:

www.embarcaderomutualfunds.com.

OTHER NEW MATTERS

Shareholders have also approved new Directors: Brian E. Dombkowski, CFA, and Mary E. Avella, CPA, are joining the Board, and Jay Jacobs’ prior appointment was approved.

In addition, shareholders of the All Cap Growth Fund and Small-Cap Growth Fund approved:

•	Subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure

•	Reclassification of their Fund from a diversified fund to a non-diversified fund

•	Elimination of the fundamental investment policy on industry concentration

The shareholder meeting was adjourned for the other matters discussed in the Funds’ proxy materials in order to permit additional solicitation. Further information will be provided to impacted shareholders when available.

REDEMPTION FEE

The Board has approved imposing a 2.00% redemption fee on shares redeemed less than 90 days after purchase. The redemption fee will not go into effect until January 1, 2009, when the fee will be disclosed in the Funds’ fee tables and the following disclosure will be added to the Prospectus:

Redemption Fee

Each Fund imposes a 2.00% redemption fee, payable directly to the Fund, on the total redemption proceeds from shares redeemed less than 90 days after purchase. This fee is designed to benefit shareholders by preventing short-term trading in Fund shares, which could be disruptive to a Fund’s investment program. The redemption fee also applies to exchanges to other Funds. In applying the redemption fee, the Fund will first redeem the shares you have held the longest.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to a Fund. A Fund may grant exemptions from the redemption fee in cases of death, disability or other hardship. Please contact the Funds at 1-800-228-2121 to request an exemption from the redemption fee. The Funds reserve the right to modify or eliminate the redemption fee at any time.